GaveKal Knowledge Leaders Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated January 30, 2015, to the
Prospectus, Summary Prospectus and
Statement of Additional Information dated January 1, 2015

Important Notice Regarding Planned Changes in the Fund’s Name, Investment Objective and Principal Investment Strategies.

On or about March 31, 2015, the name, investment objective and principal investment strategies of the GaveKal Knowledge Leaders Fund will be changed as set forth below.  Further information regarding these matters will be provided in the Fund’s revised Summary Prospectus, Prospectus and Statement of Additional Information dated on or about that date.

Name Change:
The name of the Fund will be changed to GaveKal Knowledge Leaders Allocation Fund.

Investment Objective Change:
The new investment objective of the Fund will be as follows:

The investment objective of the GaveKal Knowledge Leaders Allocation Fund is to seek long-term capital appreciation with an emphasis on capital preservation.

Principal Investment Strategies Changes:
The Fund’s principal investment strategies will be changed and the Fund will invest primarily in equity securities of “Knowledge Leaders” (i.e., companies with significant intangible capital, or investments in knowledge), fixed income securities and exchange-traded funds.

Benchmark Change:
The Fund’s primary benchmark will be changed from the MSCI World Index to the MSCI All Country World Index because the Fund’s advisor believes the MSCI All Country World Index is a better measure of the Fund’s performance for comparison to the Fund’s principal investment strategies.

The Fund will also add as a secondary benchmark a “Custom Index” which will be composed of an 80% weighting in the MSCI All Country World Index and a 20% weighting in the Barclays U.S. Treasury Bond Index.